                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    July 5, 1996
                                                   -----------------------
                               EuroMed, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                      0-27720                      88-031770
         --------------                ------------               -------------------
  (State or other jurisdiction          (Commission                 (IRS Employer
       of incorporation                File Number)              Identification No.)


        Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


  Registrant's telephone number, including area code       011-31-16-203-7440
                                                    ----------------------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         EuroMed, Inc. ("Registrant") and EuroMed Europe B.V., a wholly-owned subsidiary of Registrant ("Purchaser"), entered into a Stock Purchase Agreement, dated as of June 19, 1996 (the "Purchase Agreement"), with Dr. A. Doets ("Doets"), Dr. N. Th. P. Roozekrans ("Roozekrans"), Mutarestes B. V. ("Mutarestes"), Pluripharm International, B.V., a wholly-owned subsidiary of Mutarestes ("Pluripharm"), and Financieringsmaatschappij De Nieuwe Wereld, B.V., a wholly-owned subsidiary of Pluripharm ("FDNW"), pursuant to which Purchaser agreed to acquire from the personal holding companies of Doets and Roozekrans (collectively, the "Personal Holding Companies") all of the capital stock of Mutarestes, Pluripharm and FDNW (collectively, the "Companies"). The purchase price paid by Purchaser for the Companies consisted of: (i) 10 million Dutch guilders in cash; and (ii) 850,000 shares of Registrant's Common Stock. The closing of the transactions contemplated by the Purchase Agreement occurred on July 5, 1996 (the "Closing Date"). Pluripharm, the operating company, is engaged in the wholesale distribution of branded and generic medicines within The Netherlands.

         As a condition of the Purchase Agreement, each of Messrs. Doets and Roozekrans and Dr. A. Francois Hinnen ("Hinnen") entered into a Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, with Purchaser (each, a "Consulting Agreement"). Each Consulting Agreement provides, among other things, that Doets, Roozekrans or Hinnen (as the case may be) shall provide management services to Purchaser for a period of five-years, for which each of such persons will receive an annual fee of 200,000 Dutch guilders, as well as bonuses and fringe benefits as mutually agreed to by each Doets, Roozekrans and Hinnen and Registrant.

         Simultaneously with the execution of the Purchase Agreement, Purchaser, Registrant, Doets and Roozekrans entered into a Stock Purchase Agreement, dated as of June 19, 1996 (the "Second Purchase Agreement"), pursuant to which Purchaser purchased from Messrs. Doets and Roozekrans all of the outstanding capital stock of the Personal Holding Companies (i.e., Nydima B.V. and N.T.P. Consult B.V.) for a purchase price equal to the book value of the capital stock of the Holding Companies as of July 1, 1996 payable in cash. The transactions contemplated by the Second Purchase Agreement were consummated on the Closing Date.

         The purchase prices paid under the Purchase Agreement and the Second Purchase Agreement were determined pursuant to arms-length transactions, and were based upon, among other things, multiples of earnings and potential earnings. The cash portion of the purchase price was funded by the use of available funds of Registrant (8,560,000 Dutch guilders), which included proceeds from Registrant's initial public offering completed on March 19, 1996, with the remaining portion of the purchase price (1,440,000 Dutch guilders) being funded through a loan to Registrant from Bank MeesPierson, N.V.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of business acquired in the Transaction.(1)

                (i)     Consolidated Balance Sheet.

                (ii)    Interim Consolidated Balance Sheet.

                (iii)   Consolidated Statement of Income.

                (iv)    Interim Consolidated Statement of Income.

                (v)     Consolidated Statement of Cash Flows.

                (vi)    Interim Consolidated Statement of Cash Flows.

         (b)    Pro forma Financial Information for the Transaction.(1)

                (i)     Pro forma Condensed Balance Sheet.

                (ii) Pro forma Condensed Consolidated Statement of Income.

         (c)    Exhibits

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                          Description
- -----------                          -----------
       2.1          Stock Purchase Agreement dated as of June 19, 1996, by and among Registrant, Purchaser, Doets, Roozekrans, Mutarestes,
                    Pluripharm and FDNW.(5)

       2.2 Stock Purchase Agreement, dated as of June 19, 1996, by and among Registrant, Purchaser, Doets and Roozekrans.(2)

       4.1          Restated Articles of Incorporation of the Company.(3)

       4.2          Bylaws of the Company.(3)

       4.3          Specimen of Common Stock Certificate.(4)





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

       10.1 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Doets.(2)

       10.2 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Roozekrans.(2)

       10.3 Consulting, Management and Noncompetition Agreement, dated as of July 5, 1996, by and between Purchaser and Hinnen.(2)

       23.1        Consent of Deloitte & Touche LLP.(2)

__________________________
         (1) It is impractical for Registrant to file such financial statements at this time. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2)     To be filed by amendment.

         (3) Previously filed as an exhibit to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (4) Previously filed as an exhibit to Amendment No. 1 to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (5)     Filed herewith.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EUROMED, INC.



Date:  July 19, 1995              By: /s/ Jan Bouwman
                                     -----------------------------------------
                                          Jan Bouwman

                                          Chief Financial Officer, Secretary &
                                          Treasurer





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
                               INDEX TO EXHIBITS

Exhibit No.                          Description
- -----------                          -----------
       2.1          Stock Purchase Agreement dated as of June 19, 1996, by and among
                    Registrant, Purchaser, Doets, Roozekrans, Mutarestes, Pluripharm and
                    FDNW.(5)

       2.2          Stock Purchase Agreement, dated as of June 19, 1996, by and among
                    Registrant, Purchaser, Doets and Roozekrans.(5)

       4.1          Restated Articles of Incorporation of the Company.(3)

       4.2          Bylaws of the Company.(3)

       4.3          Specimen of Common Stock Certificate.(4)

       10.1         Consulting, Management and Noncompetition Agreement, dated as of July
                    5, 1996, by and between Purchaser and Doets.(5)

       10.2         Consulting, Management and Noncompetition Agreement, dated as of July
                    5, 1996, by and between Purchaser and Roozekrans.(5)

       10.3         Consulting, Management and Noncompetition Agreement, dated as of July
                    5, 1996, by and between Purchaser and Hinnen.(5)

       23.1         Consent of Deloitte & Touche LLP.(2)

       27.1         Financial Data Schedule.(1)

__________________________
         (1) It is impractical for Registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2)     To be filed by amendment.

         (3) Previously filed as an exhibit to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (4) Previously filed as an exhibit to Amendment No. 1 to Registration No. 33-80801 on Form S-1 and incorporated herein by reference.

         (5)     Filed herewith.





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